Exhibit 99.1

Shareholder’s Meeting
May 26, 2011
NASDAQ: DCTH
Concentrating the Power of Chemotherapy TM

Forward-looking Statements
This presentation contains forward-looking statements, within the meaning of federal securities laws, related to future events and future financial performance which include statements about our expectations, beliefs, plans, objectives, intentions, goals, strategies, assumptions and other statements that are not historical facts. Forward-
looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions, which could cause actual results to differ materially from expected results, performance or achievements expressed or implied by statements made herein. Our actual results could differ materially from those anticipated in forward-looking statements for many reasons, including; uncertainties relating to the time required to build inventory and establish commercial operations in Europe, adoption, use and resulting sales, if any, for the chemosaturation delivery system in the EEA, our ability to successfully commercialize the chemosaturation system and the potential of the system as a treatment for patients with cancer in the liver, availability of melphalan in the EEA, acceptability of the Phase III clinical trial data by the FDA, our ability to address the issues raised in the Refusal to File letter received from the FDA and the timing of our re-submission of our NDA, re-submission and acceptance of the Company’s NDA by the FDA, approval of the Company’s NDA for the treatment of metastatic melanoma to the liver, adoption, use and resulting sales, if any, in the United
States, approval of the current or future chemosaturation system for other indications or the same indication in other foreign markets, actions by the FDA or other foreign regulatory agencies, our ability to successfully enter into distribution and strategic partnership agreements in foreign markets and the corresponding revenue associated with such foreign markets, our ability to secure reimbursement for the chemosaturation system, progress of our research and development programs and future clinical trials, uncertainties regarding our ability to obtain financial and other resources for any research, development and commercialization activities, overall economic conditions and other factors described in the section entitled ‘‘Risk Factors’’ in our most recent Annual
Report on Form 10-K and the Quarterly Reports on Form 10-Q that we file with the Securities and Exchange
Commission.

Why we do what we do…
 “My wife was a patient at John Wayne Cancer Center under Dr. Mark
 Faires 2009-2010….out of all the studies and trials that she went through, your treatments were the only ones that actually made a difference for my wife. The tumors in her liver started to shrink….
 Your treatments actually made a difference for us, in the sense it was giving us hope, which in the battle of cancer makes a gigantic
 difference….I believe the treatments your company created have marvelous potential. Even though we have not won the war against cancer, I think that you are winning battles along the way….I know that if it were caught a little sooner, your treatments would have worked even better and possibly helped it from spreading. Thank you for working as hard as you all do and for creating miracles through science.
Jonathan Hawkes
Received May 16, 2011

• CE Mark in EU for delivery of
 melphalan to the liver permits
 physician use on a broad range of
 liver cancers
• Potential $3 Billion EU Labeled
 Market Opportunity*
• Leverage CE Mark for regulatory
 approvals in Asia, America’s (EX
 US), MEA, and Australia
• Potential $8 Billion Asia/Australia
 Market Opportunity*
• Seeking initial indication in US for
 melanoma mets – $670 million **
 market Opportunity, with
 significant potential label
 expansion opportunity
13,505**
101,563
355,712
*TPM Total Potential Market
**TPM for initial U.S. labeled indication only
Large Unmet Clinical Need = Large Commercial Opportunity

12 Months of Accomplishments & Challenges
 Accomplishments:
 ▪ Successful Phase 3 trial results reported
 ▪ Completed Phase 2 neuroendocrine metastases trial arm at NCI
 ▪ Negotiated and Signed long term agreement for U.S. melphalan supply
 ▪ Created Company’s first strategic plan
 ▪ Established manufacturing facility and achieved ISO 13485 Certification
 ▪ Increased Company bandwidth by staffing R&D, Clinical, Regulatory, Operations and Commercial
 teams
 ▪ Expanded Company’s IP portfolio through development of new trade secret manufacturing processes and other IP development that we expect will lead to new patent filings
 ▪ Achieved European CE Mark device approval for Delcath Hepatic Delivery System with broad labeling
 ▪ Leveraging CE Mark to obtain reciprocal regulatory approvals in Asia, Ex US Americas, MEA, and
 Australia
 ▪ Established commercialization plans to address the potential $3.0 billion European labeled market opportunity
Significant Progress

12 Months of Accomplishments & Challenges
Challenges:
 ▪ FDA
 ▪ Current FDA environment is extremely challenging
 ▪ Combination products are the most challenging of all (both Drug and
 Device)
 ▪ Refusal to File (RTF)
 ▪ Lack of necessary “bandwidth” for a Pharma/Device company
 ▪ DCTH Stock “volatility” and overall market conditions make optimizing financings very challenging
 ▪ Delays in securing strategic partner in China (PRC)
Significant Challenges

12 Months of Accomplishments & Challenges
 Accomplishments:
 ▪ Successful Phase 3 trial results reported
 ▪ Completed Phase 2 neuroendocrine metastases trial arm at NCI
 ▪ Negotiated and Signed long term agreement for U.S. melphalan supply
 ▪ Created Company’s first strategic plan
 ▪ Established manufacturing facility and achieved ISO 13485 Certification
 ▪ Increased Company bandwidth by staffing R&D, Clinical, Regulatory, Operations and Commercial
 teams
 ▪ Expanded Company’s IP portfolio through development of new trade secret manufacturing processes and other IP development that we expect will lead to new patent filings
 ▪ Achieved European CE Mark device approval for Delcath Hepatic Delivery System with broad labeling
 ▪ Leveraging CE Mark to obtain reciprocal regulatory approvals in Asia, Ex US Americas, MEA, and
 Australia
 ▪ Established commercialization plans to address the potential $3.0 billion European labeled market opportunity
Significant Progress

Summary of Phase 3 Clinical Trial Results
▪ Primary endpoint exceeded, p value = 0.001, hazard ratio of .301
 ▪ Treatment arm shows 5x median hepatic progression free (hPFS) survival compared to control arm
 ▪ CS/PHP median hPFS of 245 days compared to 49 days for BAC
 ▪ 86% overall clinical benefit (CR + PR + SD)
▪ Secondary endpoints support results
 ▪ OS Secondary endpoint – No difference in Kaplan-Meier curves due to cross over treatment response (298 days compared to 301 days)
▪ OS cohort analysis favorable
 ▪ Median survival of 298 days for treatment arm compared to 124 in non-crossover BAC patients
 ▪ 14 treatment patients (6 treatment, 8 crossover) and 3 BAC patients still alive at 12/31/2010
▪ Safety profile - expected and consistent with currently approved labeling for melphalan
 ▪ Treatment related Deaths: 3/40 patients (7.5%) 3/116 procedures (2.6%)
 ▪ Neutropenic Sepsis (n=2) 5%, Hepatic Failure (n=1) 2.5% (95% tumor burden)
Trial Outcomes Favorable and Consistent with Special Protocol Assessment

Phase 1&2 NCI Trials - Neuroendocrine
Neuroendocrine Tumor Trial Results (n=23)*
Promising Initial Response Rate in Attractive Market
Pre-CS
(Baseline)
Post-CS #2
(+4 Months)
Post-CS #1
(+6 Weeks)
*Presentation at American Hepato-Pancreo-Biliary Association 2008 annual meeting

Number (n)

Carcinoid
3

Pancreatic Islet Cell
17

Not Evaluable (Toxicity, Incomplete Treatment,
O
rthotopic Liver Transplantation)
4

Progressive Disease

1

Minor Response / Stable Disease
3

Partial Response (30.0% - 99.0% Tumor Reduction)

13

Complete Response (No Evidence of Disease)

2

Objective Tumor Response

15

Objective Tumor Response Rate

79%

Duration (months)

Median Hepatic PFS

39

Overall Survival After CS

40

12 Months of Accomplishments & Challenges
 Accomplishments:
 ▪ Successful Phase 3 trial results reported
 ▪ Completed Phase 2 neuroendocrine metastases trial arm at NCI
 ▪ Negotiated and Signed long term agreement for U.S. melphalan supply
 ▪ Created Company’s first strategic plan
 ▪ Established manufacturing facility and achieved ISO 13485 Certification
 ▪ Increased Company bandwidth by staffing R&D, Clinical, Regulatory, Operations and Commercial
 teams
 ▪ Expanded Company’s IP portfolio through development of new trade secret manufacturing processes and other IP development that we expect will lead to new patent filings
 ▪ Achieved European CE Mark device approval for Delcath Hepatic Delivery System with broad labeling
 ▪ Leveraging CE Mark to obtain reciprocal regulatory approvals in Asia, Ex US Americas, MEA, and
 Australia
 ▪ Established commercialization plans to address the potential $3.0 billion European labeled market opportunity
Significant Progress

Created Delcath’s First Strategic Plan

Our Mission:
 Achieve breakthroughs in regional and targeted
 therapies for primary and metastatic cancers
 through the use of proprietary and 3rd party drugs
 and minimally invasive drug delivery systems that
 improve clinical outcomes while creating increasing
 returns to our shareholders

To Achieve Our Mission we will seek to…

▪ Expand our pipeline of target indications that have
 compelling clinical and financial cases and will
 generate strong IP
▪ Conduct the pre-clinical, clinical, and regulatory
 work necessary to achieve approvals for targeted
 indications in jurisdictions around the world
▪ Manufacture, sell and supply the device system into
 these markets and market the drug where it makes
 sense to do so
▪ Delcath will pursue this mission both with our own
 resources and in partnership with others

12 Months of Accomplishments & Challenges
 Accomplishments:
 ▪ Successful Phase 3 trial results reported
 ▪ Completed Phase 2 neuroendocrine metastases trial arm at NCI
 ▪ Negotiated and Signed long term agreement for U.S. melphalan supply
 ▪ Created Company’s first strategic plan
 ▪ Established manufacturing facility and achieved ISO 13485 Certification
 ▪ Increased Company bandwidth by staffing R&D, Clinical, Regulatory, Operations and Commercial
 teams
 ▪ Expanded Company’s IP portfolio through development of new trade secret manufacturing processes and other IP development that we expect will lead to new patent filings
 ▪ Achieved European CE Mark device approval for Delcath Hepatic Delivery System with broad labeling
 ▪ Leveraging CE Mark to obtain reciprocal regulatory approvals in Asia, Ex US Americas, MEA, and
 Australia
 ▪ Established commercialization plans to address the potential $3.0 billion European labeled market opportunity
Significant Progress

Manufacturing Facility

12 Months of Accomplishments & Challenges
 Accomplishments:
 ▪ Successful Phase 3 trial results reported
 ▪ Completed Phase 2 neuroendocrine metastases trial arm at NCI
 ▪ Negotiated and Signed long term agreement for U.S. melphalan supply
 ▪ Created Company’s first strategic plan
 ▪ Established manufacturing facility and achieved ISO 13485 Certification
 ▪ Increased Company bandwidth by staffing R&D, Clinical, Regulatory, Operations and Commercial
 teams
 ▪ Expanded Company’s IP portfolio through development of new trade secret manufacturing processes and other IP development that we expect will lead to new patent filings
 ▪ Achieved European CE Mark device approval for Delcath Hepatic Delivery System with broad labeling
 ▪ Leveraging CE Mark to obtain reciprocal regulatory approvals in Asia, Ex US Americas, MEA, and
 Australia
 ▪ Established commercialization plans to address the potential $3.0 billion European labeled market opportunity
Significant Progress

Significant Combination Product Approval and Commercialization Experience
Deep and Experienced Management Team

Executive

Title

Prior Affiliation(s)
Years of
Experience

Eamonn Hobbs

President and CEO

AngioDynamics, E-Z-EM
30

David McDonald

CFO

AngioDynamics, RBC Capital Markets

28
Krishna Kandarpa, M.D., Ph.D.

CMO and EVP, R&D

Harvard, MIT, Cornell, UMass

37

Agustin Gago
EVP, Global Sales &
Marketing
AngioDynamics, E-Z-EM
29
Peter Graham, J.D.

EVP & General Counsel

Bracco, E-Z-EM

John Purpura

EVP, Regulatory Affairs &
Quality Assurance
E-Z-EM, Sanofi-Aventis
27
Bill Appling

SVP Medical Device R&D

AngioDynamics

25

Bernie Tyrrell

SVP N. American Sales &
Marketing
Epicept, Otsuka, Astra Zeneca,
Johnson & Johnson, Eli Lillly

33

Dan Johnston, Ph. D.

Harold Mapes

VP, Pharma R&D

EVP Operations

Pfizer, Wyeth

AngioDynamics, Covidien

10

25

Significant Additions
Board of Directors

Gabriel Leung
Director
OSI Pharmaceuticals
v
Robert Ladd
Director
LaddCap Value Assoc
Harold Koplewicz, M.D.
Chairman
Child Mind Institute, NYU
Douglas G. Watson
Chair - N&G Committee
Pittencrieff Glen Assoc
Roger Stoll, PhD
Chair Comp Committee
Cortex
Laura Philips, PhD
Chair Audit Committee
WellGen

12 Months of Accomplishments & Challenges
 Accomplishments:
 ▪ Successful Phase 3 trial results reported
 ▪ Completed Phase 2 neuroendocrine metastases trial arm at NCI
 ▪ Negotiated and Signed long term agreement for U.S. melphalan supply
 ▪ Created Company’s first strategic plan
 ▪ Established manufacturing facility and achieved ISO 13485 Certification
 ▪ Increased Company bandwidth by staffing R&D, Clinical, Regulatory, Operations and Commercial
 teams
 ▪ Expanded Company’s IP portfolio through development of new trade secret manufacturing processes and other IP development that we expect will lead to new patent filings
 ▪ Achieved European CE Mark device approval for Delcath Hepatic Delivery System with broad labeling
 ▪ Leveraging CE Mark to obtain reciprocal regulatory approvals in Asia, Ex US Americas, MEA, and
 Australia
 ▪ Established commercialization plans to address the potential $3.0 billion European labeled market opportunity
Significant Progress

Intellectual Property
Patent Protection
▪ 7 issued U.S. patents, 10 foreign patents issued and 4 pending
▪ Primary device patent set to expire August 2016
▪ Up to 5 years of patent extension post FDA approval
Trade Secret Protection
▪ Developed High Efficiency (HE) filter media via new manufacturing processes
FDA Protection
▪ Orphan Drug Designation granted for melphalan in the treatment of ocular melanoma, cutaneous melanoma and metastatic neuroendocrine tumors, as well as for doxorubicin in the treatment of HCC
 ▪ Provides 7 years of marketing exclusivity post FDA approval
▪ Additional Orphan Drug applications to be filed for other drugs and indications, including melphalan for HCC and CRC
Working to Expand Intellectual Property

12 Months of Accomplishments & Challenges
 Accomplishments:
 ▪ Successful Phase 3 trial results reported
 ▪ Completed Phase 2 neuroendocrine metastases trial arm at NCI
 ▪ Negotiated and Signed long term agreement for U.S. melphalan supply
 ▪ Created Company’s first strategic plan
 ▪ Established manufacturing facility and achieved ISO 13485 Certification
 ▪ Increased Company bandwidth by staffing R&D, Clinical, Regulatory, Operations and Commercial
 teams
 ▪ Expanded Company’s IP portfolio through development of new trade secret manufacturing processes and other IP development that we expect will lead to new patent filings
 ▪ Achieved European CE Mark device approval for Delcath Hepatic Delivery System with broad labeling
 ▪ Leveraging CE Mark to obtain reciprocal regulatory approvals in Asia, Ex US Americas, MEA, and
 Australia
 ▪ Established commercialization plans to address the potential $3.0 billion European labeled market opportunity
Significant Progress

▪ CE Mark approval covers 30 countries in the European Economic
 Area (EEA)
▪ Product Name: Delcath Hepatic CHEMOSAT Delivery System
▪ Approved device indication: “For intra-arterial administration of chemotherapeutic agent (melphalan hydrochloride) to the liver with additional extracorporeal filtration of the venous blood return”
▪ Physicians will obtain Melphalan for injection separately
▪ Estimate potentially applicable to ~100,000 patients annually
▪ 6 top countries (DE, UK, FR, IT, SP, NL) represent ~70% of total patient population
Large European Market Opportunity Concentrated in Six Countries
Cleared to Market our Device

12 Months of Accomplishments & Challenges
 Accomplishments:
 ▪ Successful Phase 3 trial results reported
 ▪ Completed Phase 2 neuroendocrine metastases trial arm at NCI
 ▪ Negotiated and Signed long term agreement for U.S. melphalan supply
 ▪ Created Company’s first strategic plan
 ▪ Established manufacturing facility and achieved ISO 13485 Certification
 ▪ Increased Company bandwidth by staffing R&D, Clinical, Regulatory, Operations and Commercial
 teams
 ▪ Expanded Company’s IP portfolio through development of new trade secret manufacturing processes and other IP development that we expect will lead to new patent filings
 ▪ Achieved European CE Mark device approval for Delcath Hepatic Delivery System with broad labeling
 ▪ Leveraging CE Mark to obtain reciprocal regulatory approvals in Asia, Ex US Americas, MEA, and
 Australia
 ▪ Established commercialization plans to address the potential $3.0 billion European labeled market opportunity
Significant Progress

Challenges…
#1 - FDA
▪ Overall Climate
▪ Combination (both drug & device) product is the
 most challenging
▪ RTF
Goal: Submit NDA by end of year

Why did we get an RTF?
▪ On February 22, 2011, received Refusal to File (RTF) letter from the FDA
 ▪ Manufacturing plant inspection timing
 ▪ Product and sterilization validation
 ▪ Additional statistical analysis clarification
 ▪ Additional safety data
 ▪ RTF stated that safety information provided in NDA was insufficient to allow
 FDA to accept our application and ultimately review the risk/benefit profile of the chemosaturation system
 ▪ FDA & SPA approved CRF’s did not collect all hospitalization data in the patient records in an effective manner
 ▪ Follow-up meeting with FDA held in April 2011 to review proposed plan of action which includes:
 ▪ Collection of all available safety information in new CRF for all 186 patients in the Phase I, II and III clinical trials
Goal: Resubmit NDA by end of 2011

Challenges….
#2 - Lack of internal “bandwidth”
Solution:
 Recruit top Pharma and Device industry talent
 Improved core competencies and expanded organizational
 infrastructure

Challenges…
#3 - Optimized financings
Volatility of DCTH stock and overall market conditions make
 optimizing equity financings very challenging
Solution: Continue to explore all financing alternatives including debt

Challenges…
#4 - China Strategic Partnership
▪ Strategic partners in China had strong preference for a
 doxorubicin CHEMOSAT system since melphalan for injection
 is not yet approved in China (PRC)
▪ Reluctant to make significant monetary commitments until
 compelling HCC data is available
▪ De-novo regulatory pathway very uncertain…strong preference to leverage predicate approval, i.e. CE Mark or FDA
Solution: Intend to revisit discussions with potential partners in
 China based on leveraging CE Mark and melphalan availability, and continue development of doxorubicin ChemoSAT system

Charting a Path Forward
▪ EU Commercialization Plans
▪ Product Development
 ▪ Generation 2 Product Roll Out and Implications
 ▪ HE Filter
 ▪ Improved isolation/aspiration catheters
 ▪ Improved clinician interface features
 ▪ Additional Clinical Data Development Plans
▪ Asia, Ex US Americas, MEA, Australia regulatory
 approvals (based on CE Mark) and commercial roll
 out plans
▪ NDA Resubmission Plans
▪ US Commercial Roll Out Plans

2011 European Commercialization
Major Assumptions:
 ▪ High Efficiency (HE) filter available for commercial launch
 ▪ 6-8 Centers of Excellence for initial training
 ▪ Initiate test market in 2011 for ~ 6 months to validate assumptions and finalize model
 ▪ Full commercialization in 2012
Strategy and Tactics to Address All Key Constituents

2011 European Commercialization
 ▪ Market to medical oncologists via contract sales organization (CSO)
 ▪ Sell to hospital-based interventional radiologists and surgeons with combination of direct sales and distributors
 ▪ Establish European patient education & awareness programs (PR, website)
 ▪ Leverage existing new technology reimbursement channels, while pursuing permanent procedure reimbursement via Health Technology Assessment
 (HTA)
 ▪ Clinical trials to generate additional data for HCC, CRC, NET, and MEL
Strategy and Tactics to Address All Key Constituents

European Device Marketing Considerations
Pathway in Primary EEA Markets
Reimbursement:
 ▪ No centralized EEA device reimbursement body – regional and national systems
 ▪ Devices typically reimbursed under DRG as part of a procedure
 ▪ Immediate reimbursement plans:
 ▪ Utilize existing codes where permitted until permanent reimbursement established (e.g. Italy)
 ▪ Apply for funding under new technology programs (e.g. NUB in Germany and
 HAS in France)
 ▪ Other oncology therapies currently reimbursed, despite lacking randomized data
 ▪ Retaining reimbursement experts to obtain new procedure specific coding and payment
 ▪ Developing Health Technology Assessment (HTA)
 ▪ Focused on highlighting clinical value proposition and demonstrating cost effectiveness

Immediate Reimbursement Pathway
Immediate Pathway in Primary EEA Markets

European Device Marketing Considerations
 Melphalan is Readily Available to Physicians in the EEA
Melphalan:
 ▪ Delcath will market the Hepatic CHEMOSAT delivery
 system in the EEA for the intra-arterial administration of
 melphalan to the liver
 ▪ Physicians will procure melphalan independently
 ▪ Clinical experience in EEA and publications support use of melphalan for disease control in the liver

European Device Marketing Considerations
Expand On Our Clinical Data
Clinical Data:
 ▪ Delcath Phase 3 and Phase 2 data supplements extensive
 surgical IHP data with melphalan
 ▪ Expect to initiate additional studies with Standard of Care
 (SOC) in 2012 with availability of HE filter
 ▪ HCC
 ▪ CRC
 ▪ NET
 ▪ Marketing to Medical oncologists will be data driven

Product Development Pipeline
Robust Development Program
• Melanoma liver mets
• Proprietary drug-melphalan &
  apparatus
• Additional indication clinical
  trials (HCC, NET, CRC)
• All liver cancers - melphalan
• Medical Device
• 3rd party melphalan
• Additional Data Generation
  Clinical Trials (HCC, NET, CRC)
• Additional drugs
• Other organs
• Broaden label – melphalan
• Apparatus improvements
Initial Opportunity
Near Term (2 to 5 years)
Intermediate Term (> 5 years)
• Additional drugs
• Apparatus improvements
• Additional Drugs
• Proprietary melphalan
• Apparatus improvements
• Additional drugs
• Other organs
• Additional drugs
• Other organs
• Leverage CE Mark approval
• HCC clinical trial
• 3rd Party melphalan

High Efficiency (HE) Filter Media Development
STATUS:
 ▪ Melphalan – Achieved consistent in-vitro first pass removal efficiency of 98% or better
 ▪ Internal development project
 ▪ Developed trade secret manufacturing process to create new filter medium
EXPECTED BENEFITS:
 ▪ Reduced systemic toxicity for improved safety profile
 ▪ Concomitant Therapy (compliments systemic therapies)
 ▪ Increased utility in a wider range of patients
HE Filter Significantly Enhances Procedure and Market Opportunity

Gen 2 - HE Hemofiltration Cartridge
Dual Filter Housing with Integrated Pole Mount

Clinical Data Development Goals
▪ Generate data to establish Chemosaturation as the Standard Of Care
 (SOC) for disease control in the liver.
▪ Utilize High Efficiency (HE) Filter
 ▪ Concomitant therapy to compliment standard of care treatments
 ▪ Increase safety of procedure
▪ Potential clinical trials to expand data:
 ▪ HCC: 1L sorafenib +/- Chemosaturation; 1L sorafenib vs
 Chemosaturation; Chemosaturation for sorafenib refractory;
 ▪ mCRC: 1L liver-mets only SOC vs Chemosaturation; 1L/2L SOC +/-
 Chemosaturation; 3L cetuximab +/- Chemosaturation
 ▪ NET: SOC +/- Chemosaturation
 ▪ Cutaneous Melanoma: ipilumumab +/- Chemosaturation

Anticipated Publication Schedule
Phase 3 MEL:
 ▪ Journal submission: Q4 2011 (tied to NDA resubmission safety data)
 ▪ Podium Presentation:
 ▪ ESMO Stockholm, September 2011
 ▪ CIRSE Munich, September 2011
Phase 2 NET:
 ▪ Journal Submission: Q3 2011
 ▪ Podium Presentations
 ▪ ESMO Stockholm, September 2011
 ▪ CIRSE Munich, September 2011
 ▪ IHPBA Adelaide, September 2011
Leveraging Publications and Presentations

Asia, Ex US America’s, MEA, Australia Regulatory Approvals
and Commercialization Plans
▪ Intend to leverage CE Mark to obtain reciprocal regulatory approvals for our Delcath Hepatic CHEMOSAT System
▪ Utilize existing 3rd party melphalan available to physicians
▪ Seek to secure strategic partners and specialty distributors
▪ Intend to initiate melphalan HCC trial in Taiwan with partner
 Chi-Fu in 2012
Strategic Partners and Specialty Distributor Model

US Commercialization Strategy
▪ Initial focus on leading cancer centers and referring community hospitals
▪ Market to Medical Oncologists via CSO
▪ Direct Strategy to sell to Interventional Radiologists and Surgeons: 12
 Sales & Medical Science Liaison territories ultimately expanding to as many as 60 territories as revenues ramp
▪ 5 Clinical Specialists initially to support site initiation and training
▪ Utilize top centers from Phase III trial as Centers of Excellence for training and support
Direct Sales Model in the United States

U.S. Reimbursement Strategy
Pursuing New Specific Codes For Chemosaturation Procedure
Strategy: intend to seek chemosaturation specific codes based upon value proposition relative to other cancer therapies
 Physician:
 ▪ While undergoing FDA review, apply for CPT Category III code
 ▪ Convert the Category III code to Category I following FDA approval
 Hospital:
 ▪ Apply for new ICD-9/10 procedure code to capture full procedure of hepatic isolation and chemosaturation
 ▪ Request new DRG based on costs above those of existing DRGs and clinical dissimilarity to other hepatic procedures in current DRGs

Financial Summary
Financial & Operating Overview
▪ Follow On Offerings: Raised ~ $70 million since November 2009
▪ Burn Rate: Approximately $2.6 million per month
▪ Cash: ~ $39 million at March 31, 2011
▪ Debt: None
▪ Shares Out: 43.1 million (49.8 million fully diluted*)
*  As of April 30, 2011 fully diluted includes an additional 4.1 million options at $5.07, 2.5 million warrants at $3.51, and 150,790 unvested restricted shares.
Capital Structure Strengthened Significantly in 2010

In conclusion…
▪ The last 12 months have seen much progress
▪ We’ve faced challenges and are meeting them
▪ We’re preparing to address a $3 billion European
 market opportunity
▪ We are initiating efforts to expand clinical data
 with Gen 2 HE Filter System
▪ We’re committed to building shareholder value